Capital Group U.S. Equity Fund
Investment portfolio
January 31, 2025
unaudited

Common stocks 96.49% Information technology 25.70%	Shares	Value (000)
Microsoft Corp.	56,037	$23,259
Broadcom, Inc.	104,127	23,040
Apple, Inc.	58,786	13,873
Salesforce, Inc.	17,357	5,931
KLA Corp.	7,147	5,276
Atlassian Corp., Class A1	16,693	5,121
ServiceNow, Inc.[1]	4,358	4,438
Accenture PLC, Class A	10,181	3,919
Applied Materials, Inc.	19,007	3,428
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	13,610	2,849
Micron Technology, Inc.	24,950	2,276
NVIDIA Corp.	15,507	1,862
Texas Instruments, Inc.	8,058	1,488
		96,760
Financials 15.25%
Visa, Inc., Class A	38,658	13,213
Marsh & McLennan Companies, Inc.	48,580	10,536
JPMorgan Chase & Co.	26,315	7,034
Arthur J. Gallagher & Co.	9,982	3,013
Progressive Corp.	11,828	2,915
Truist Financial Corp.	57,725	2,749
KKR & Co., Inc.	12,442	2,079
Morgan Stanley	14,958	2,071
PNC Financial Services Group, Inc.	10,196	2,049
Jack Henry & Associates, Inc.	10,585	1,843
Mastercard, Inc., Class A	3,240	1,799
S&P Global, Inc.	3,135	1,635
Capital One Financial Corp.	7,781	1,585
Discover Financial Services	7,295	1,467
Toast, Inc., Class A1	31,559	1,291
MSCI, Inc.	1,938	1,156
Aon PLC, Class A	2,610	968
		57,403
Industrials 13.04%
General Electric Co.	36,446	7,419
Waste Connections, Inc.	25,320	4,653
TransDigm Group, Inc.	3,280	4,439
GE Vernova, Inc.	11,670	4,351
RTX Corp.	28,942	3,732
Ingersoll-Rand, Inc.	38,897	3,648
Lennox International, Inc.	4,953	2,934
AMETEK, Inc.	14,255	2,631
Northrop Grumman Corp.	5,218	2,543
FedEx Corp.	9,204	2,438
Capital Group U.S. Equity Fund — Page 1 of 5

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
Paychex, Inc.	14,076	$2,079
Equifax, Inc.	5,647	1,552
Safran SA (ADR)	24,511	1,510
HEICO Corp.	2,326	556
HEICO Corp., Class A	2,907	553
Veralto Corp.	10,261	1,061
CSX Corp.	30,538	1,004
Union Pacific Corp.	2,915	722
Carrier Global Corp.	10,108	661
Saia, Inc.[1]	1,249	600
		49,086
Consumer discretionary 9.96%
Amazon.com, Inc.[1]	61,681	14,660
Chipotle Mexican Grill, Inc.[1]	82,330	4,804
Royal Caribbean Cruises, Ltd.	16,172	4,312
Aramark	71,894	2,797
Tractor Supply Co.	46,150	2,509
Marriott International, Inc., Class A	6,362	1,849
TJX Companies, Inc. (The)	14,489	1,808
Hilton Worldwide Holdings, Inc.	6,078	1,556
Burlington Stores, Inc.[1]	5,038	1,431
Darden Restaurants, Inc.	4,749	927
YUM! Brands, Inc.	6,377	832
		37,485
Communication services 9.75%
Alphabet, Inc., Class C	91,333	18,778
Meta Platforms, Inc., Class A	15,618	10,764
Take-Two Interactive Software, Inc.[1]	10,241	1,900
Charter Communications, Inc., Class A1	4,694	1,622
Netflix, Inc.[1]	1,480	1,445
Electronic Arts, Inc.	11,520	1,416
Comcast Corp., Class A	23,384	787
		36,712
Health care 9.04%
UnitedHealth Group, Inc.	10,250	5,560
Abbott Laboratories	39,919	5,107
Danaher Corp.	18,625	4,148
Eli Lilly and Co.	5,073	4,115
AbbVie, Inc.	20,819	3,829
Regeneron Pharmaceuticals, Inc.	5,261	3,541
Elevance Health, Inc.	6,041	2,390
AstraZeneca PLC (ADR)	21,633	1,531
Amgen, Inc.	4,459	1,273
Alnylam Pharmaceuticals, Inc.[1]	3,976	1,079
Bristol-Myers Squibb Co.	16,410	967
Sarepta Therapeutics, Inc.[1]	4,310	490
		34,030
Utilities 5.73%
Constellation Energy Corp.	42,139	12,641
Entergy Corp.	31,484	2,553
Atmos Energy Corp.	14,369	2,048
Capital Group U.S. Equity Fund — Page 2 of 5

unaudited
Common stocks (continued) Utilities (continued)	Shares	Value (000)
Sempra	22,395	$1,857
CenterPoint Energy, Inc.	43,797	1,426
PG&E Corp.	67,503	1,056
		21,581
Materials 3.21%
Linde Public, Ltd. Co.	17,024	7,595
ATI, Inc.[1]	38,170	2,179
Sherwin-Williams Co.	3,983	1,427
Air Products and Chemicals, Inc.	2,623	879
		12,080
Consumer staples 2.41%
Philip Morris International, Inc.	43,827	5,706
Church & Dwight Co., Inc.	24,611	2,597
Mondelez International, Inc., Class A	13,580	788
		9,091
Energy 1.45%
ConocoPhillips	41,916	4,143
Exxon Mobil Corp.	12,197	1,303
		5,446
Real estate 0.95%
Welltower, Inc. REIT	14,414	1,967
Equinix, Inc. REIT	1,758	1,606
		3,573
Total common stocks (cost: $169,862,000)		363,247
Short-term securities 3.47% Money market investments 3.47%
Capital Group Central Cash Fund 4.40%[2,3]	130,507	13,053
Total short-term securities (cost: $13,053,000)		13,053
Total investment securities 0.00% (cost: $182,915,000)		376,300
Other assets less liabilities 0.04%		139
Net assets 100.00%		$376,439
Capital Group U.S. Equity Fund — Page 3 of 5

unaudited
Investments in affiliates3

	Value at 11/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 1/31/2025 (000)	Dividend or interest income (000)
Short-term securities 3.47%
Money market investments 3.47%
Capital Group Central Cash Fund 4.40%[2]	$5,959	$23,645	$16,552	$— [4]	$1	$13,053	$93

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 1/31/2025.
[3]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group U.S. Equity Fund — Page 4 of 5

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. As of January 31, 2025, all of the fund’s investments were classifed as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Capital Private Client Services Funds. This and other important information is contained in the prospectus, which can be obtained from your investment counselor and should be read carefully before investing.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
MFGEFP1-124-0325
Capital Group U.S. Equity Fund — Page 5 of 5